United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,309,573)
Realized Trading Gain (Loss) on Foreign Currency Transactions	2
Unrealized Gain (Loss) on Market Value of Futures	4,233,925
Unrealized Gain (Loss) on Foreign Currency Translations	(7)
Interest Income	19,934
ETF Transaction Fees	2,100
Total Income (Loss)	$946,381

Expenses
Management Fees	$387,230
Brokerage Commissions	44,590
Tax Reporting Fees	26,550
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,076
Prepaid Insurance Expense	3,663
Legal Fees	771
Total Expenses	$476,970
Net Income (Loss)	$469,411

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/13	$512,072,802
Additions (200,000 Units)	11,151,740
Withdrawals (550,000 Units)	(30,505,325)
Net Income (Loss)	469,411

Net Asset Value End of Month	$493,188,628
Net Asset Value Per Unit (8,850,000 Units)	$55.73

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(23,337)
Unrealized Gain (Loss) on Market Value of Futures	(50,287)
Interest Income	97
Total Income (Loss)	$(73,527)

Expenses
Management Fees	$1,169
Brokerage Commissions	91
Non-interested Directors' Fees and Expenses	22
Prepaid Insurance Expense	18
Other Expenses	5,040
Total Expenses	6,340
Expense Waiver	(4,770)
Net Expenses	$1,570
Net Income (Loss)	$(75,097)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/13	$2,244,148
Net Income (Loss)	(75,097)

Net Asset Value End of Month	$2,169,051
Net Asset Value Per Unit (100,000 Units)	$21.69

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended November 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$16,760
Realized Trading Gain (Loss) on Foreign Currency Transactions	4
Unrealized Gain (Loss) on Market Value of Futures	(25,606)
Interest Income	114
Total Income (Loss)	$(8,728)

Expenses
Management Fees	$1,523
Brokerage Commissions	131
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	17
Other Expenses	1,800
Total Expenses	3,495
Expense Waiver	(1,514)
Net Expenses	$1,981
Net Income (Loss)	$(10,709)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/13	$2,336,071
Net Income (Loss)	(10,709)

Net Asset Value End of Month	$2,325,362
Net Asset Value Per Unit (100,000 Units)	$23.25

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended November 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(16,341)
Unrealized Gain (Loss) on Market Value of Futures	(106,985)
Interest Income	89
Total Income (Loss)	$(123,237)

Expenses
Management Fees	$1,268
Brokerage Commissions	23
Non-interested Directors' Fees and Expenses	23
Prepaid Insurance Expense	18
Other Expenses	2,106
Total Expenses	3,438
Expense Waiver	(1,834)
Net Expenses	$1,604
Net Income (Loss)	$(124,841)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/13	$2,281,031
Net Income (Loss)	(124,841)

Net Asset Value End of Month	$2,156,190
Net Asset Value Per Unit (100,000 Units)	$21.56

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,332,491)
Realized Trading Gain (Loss) on Foreign Currency Transactions	6
Unrealized Gain (Loss) on Market Value of Futures	4,051,047
Unrealized Gain (Loss) on Foreign Currency Translations	(7)
Interest Income	20,234
ETF Transaction Fees	2,100
Total Income (Loss)	$740,889

Expenses
Management Fees	$391,190
Brokerage Commissions	44,835
Tax Reporting Fees	26,550
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,145
Prepaid Insurance Expense	3,716
Legal Fees	771
Other Expenses	8,946
Total Expenses	490,243
Expense Waiver	(8,118)
Net Expenses	$482,125
Net Income (Loss)	$258,764

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 11/1/13	$518,934,052
Additions (200,000 Units)	11,151,740
Withdrawals (550,000 Units)	(30,505,325)
Net Income (Loss)	258,764

Net Asset Value End of Month	$499,839,231

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612